Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 11, 2011, HemaCare Corporation (the “Company”) and its wholly-owned subsidiary, Coral Blood Services, Inc. (collectively, the “Sellers”), completed the sale of the Sellers’ red blood cell collection operation assets (the “Assets”) in California and Maine to The American National Red Cross (the “Buyer”) pursuant to the terms of an Asset Purchase Agreement entered into by the parties on July 11, 2011 (the “Asset Purchase Agreement”).  The Assets included automobiles and equipment, finished goods and work-in-process inventory of blood products, a trademark and books and records relating to blood drive sponsors and blood donors.

The following unaudited pro forma financial statements of HemaCare Corporation are presented to comply with Article 11 of Regulation S-X and follow SEC prescribed guidelines.  The unaudited pro forma financial statements do not purport to present what the Company’s results would have been had the disposition actually occurred on the dates presented or to project the Company’s results from operations for any future period.  The prescribed guidelines limit pro forma adjustments to those that are directly attributable to the disposition on a factually supportable basis.  Further, the guidelines do not allow for the pro forma effect of cost saving actions that could have been taken by management if the sale of assets had occurred in prior periods.

The unaudited pro forma condensed balance sheet as of March 31, 2011 presents the pro forma effects as if the sale had occurred on March 31, 2011.  The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011 presents the pro forma effects as if the transaction occurred on January 1, 2011.  The unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 presents the pro forma effects as if the transaction occurred on January 1, 2010.

These unaudited pro forma financial statements and accompanying notes should be read together with the Company’s audited consolidated financial statements and the accompanying notes, as of and for the fiscal year ended December 31, 2010, filed on Form 10-K on March 23, 2011, and the Company’s unaudited consolidated financial statements for the three months ended March 31, 2011, filed on Form 10-Q on May 11, 2011.

HEMACARE CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2011

		Pro Forma
	As Reported	Adjustment (B)	Pro Forma

Assets
Current assets:
Cash and cash equivalents	$2,194,000	$2,475,000	$4,669,000
Restricted cash	660,000		660,000
Accounts receivable, net of allowance for			-
doubtful accounts of $95,000	2,761,000		2,761,000
Product inventories and supplies	721,000	(262,000)	459,000
Prepaid expenses	308,000		308,000
Assets held for sale	246,000		246,000
Other receivables	171,000	575,000	746,000
Total current assets	7,061,000	2,788,000	9,849,000
Plant and equipment, net of accumulated
depreciation and amortization of $7,887,000	2,876,000	(187,000)	2,689,000
Other assets	146,000		146,000
Total assets	$10,083,000	$2,601,000	$12,684,000

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$1,860,000		$1,860,000
Accrued payroll and payroll taxes	896,000	900,000	1,796,000
Other accrued expenses	261,000	53,000	314,000
Current portion of capital lease	17,000		17,000
Liabilities related to assets held for sale	2,142,000		2,142,000
Total current liabilities	5,176,000	953,000	6,129,000
Deferred rent	512,000		512,000
Long term portion of capital lease	71,000		71,000

Shareholders' equity:
Common stock, no par value - 20,000,000 shares authorized,
9,712,948 issued and outstanding	16,321,000		16,321,000
Accumulated deficit	(11,997,000)	1,648,000	(10,349,000)
Total shareholders' equity	4,324,000	1,648,000	5,972,000
Total liabilities and shareholders' equity	$10,083,000	$2,601,000	$12,684,000

	-	-	-

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

HEMACARE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
For the Three Months Ended March 31, 2011

		Pro Forma	Pro Forma
	As Reported	Adjustment (A)	Adjustment (B)	Pro Forma
Revenue
Blood services	$4,837,000	$(3,431,000)	$-	$1,406,000
Therapeutic services	2,149,000	-	-	2,149,000
Total revenue	6,986,000	(3,431,000)	-	3,555,000

Operating costs and expenses
Blood services	4,657,000	(2,746,000)	-	1,911,000
Therapeutic services	1,462,000	-	-	1,462,000
Total operating costs and expenses	6,119,000	(2,746,000)	-	3,373,000

Gross profit	867,000	(685,000)	-	182,000

General and administrative expenses	1,235,000	(182,000)	953,000	2,006,000

Loss from operations	(368,000)	(503,000)	(953,000)	(1,824,000)

Provision for income taxes	10,000	-	-	10,000

Loss from continuing operations	(378,000)	(503,000)	(953,000)	(1,834,000)

(Loss) income from discontinued operations	(12,000)	-	2,601,000	2,589,000

Net (loss) income	$(390,000)	$(503,000)	$1,648,000	$755,000

(Loss) income per share
Basic and diluted
Continuing operations	$(0.04)	$(0.05)	$(0.10)	$(0.19)
Discontinued operations	$(0.00)	$-	$0.27	$0.27
Total	$(0.04)	$(0.05)	$0.17	$0.08

Weighted average shares outstanding-basic	9,712,948	9,712,948	9,712,948	9,712,948

Weighted average shares outstanding-diluted	9,712,948	9,712,948	9,712,948	9,712,948

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

HEMACARE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
For the Year Ended December 31, 2010

		Pro Forma	Pro Forma
	As Reported	Adjustment (A)	Adjustment (B)	Pro Forma
Revenue
Blood services	$22,366,000	$(15,676,000)	$-	$6,690,000
Therapeutic services	7,886,000	-	-	7,886,000
Total revenue	30,252,000	(15,676,000)	-	14,576,000

Operating costs and expenses
Blood services	20,244,000	(12,310,000)	-	7,934,000
Therapeutic services	5,631,000	2,000	-	5,633,000
Total operating costs and expenses	25,875,000	(12,308,000)	-	13,567,000

Gross profit	4,377,000	(3,368,000)	-	1,009,000

General and administrative expenses	5,183,000	(907,000)	960,000	5,236,000

Loss from operations	(806,000)	(2,461,000)	(960,000)	(4,227,000)

Benefit from income taxes	(60,000)	-	-	(60,000)

Loss from continuing operations	(746,000)	(2,461,000)	(960,000)	(4,167,000)

(Loss) income from discontinued operations	(50,000)	-	2,682,000	2,632,000

Net (loss) income	$(796,000)	$(2,461,000)	$1,722,000	$(1,535,000)

(Loss) income per share
Basic and diluted
Continuing operations	$(0.07)	$(0.25)	$(0.10)	$(0.42)
Discontinued operations	$(0.01)	$-	$0.27	$0.26
Total	$(0.08)	$(0.25)	$0.17	$(0.15)

Weighted average shares outstanding-basic	9,968,120	9,968,120	9,968,120	9,968,120

Weighted average shares outstanding-diluted	9,968,120	9,968,120	9,968,120	9,968,120

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

HemaCare Corporation
Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1—Basis of Presentation

On July 11, 2011, HemaCare Corporation (the “Company”) and its wholly-owned subsidiary, Coral Blood Services, Inc. (collectively, the “Sellers”), completed the sale of the Sellers’ red blood cell collection operation assets (the “Assets”) in California and Maine to The American National Red Cross (the “Buyer”) pursuant to the terms of an Asset Purchase Agreement entered into by the parties on July 11, 2011 (the “Asset Purchase Agreement”).  The Assets included automobiles and equipment, finished goods and work-in-process inventory of blood products, a trademark and books and records relating to blood drive sponsors and blood donors.

The unaudited proforma consolidated balance sheet as of March 31, 2011 presents pro forma effects of the transaction as if the sale had occurred on March 31, 2011.  The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011 presents pro forma effects as if the transaction had occurred on January 1, 2011.  The unaudited pro forma statement of operations for the fiscal year ended December 31, 2010 presents the pro forma effects as if the sale had occurred on January 1, 2010.

Note 2—Notes Regarding the Unaudited Pro Forma Adjustments

(A)
The pro forma adjustments for the period ending March 31, 2011 eliminate the operations relating to the assets sold as if the transaction had occurred on January 1, 2011.  The pro forma adjustments for the period ending December 31, 2010 eliminate the operations relating to the assets sold as if the transaction had occurred on January 1, 2010.

(B)	The pro forma adjustments present the effects of the transaction as follows:

Cash received at closing	$ 2,475,000
Cash held in escrow	$ 275,000
Remainder of cash receivable within 90 days of closing	$ 250,000
Cash receivable for inventory at closing	$ 50,000
Inventory sale and write down	$ (262,000)
Accrued employee separation expenses	$ (900,000)
Accrued legal fees	$ (53,000)
Value of fixed assets sold at closing	$ (187,000)
Gain from discontinued operations	$ (1,648,000)

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